UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2019

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 7.01	Regulation FD Disclosure

On June 3, 2019 The Brink’s Company (the “Company”) updated the slide presentation it uses for meetings and presentations to investors and analysts in connection with its presentation at the Baird 2019 Global Consumer, Technology & Services Conference on June 4, 2019. During meetings this week and as part of the presentation, Company officials expect to affirm the Company’s 2019 full year earnings outlook as described in the slide presentation.

The Company’s presentation at the Baird 2019 Global Consumer, Technology & Services Conference is expected to begin at 12:50 P.M. ET. A link to the live webcast of the presentation will be available in the Investor Relations Events section of the Company’s website www.brinks.com.

The Company’s President and Chief Executive Officer, Doug Pertz, is also expected to appear on CNBC’s Mad Money with Jim Cramer on June 3, 2019, during which he is expected to affirm 2019 full year earnings outlook and comment on the Company’s non-GAAP results. Reconciliations of non-GAAP to GAAP results are included in the appendix to the Company’s updated slide presentation as well as in the Investor Relations section of the Company’s website: www.brinks.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01		Financial Statements and Exhibits

(d)	Exhibits

	99.1	Updated slide presentation of The Brink's Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: June 3, 2019	By:	/s/ Dana O'Brien
Dana O'Brien
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Updated slide presentation of The Brink's Company

4